Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT is entered into on September 8, 2016 by and between Impac Mortgage Holdings, Inc., a Maryland corporation (“Employer” or the “Company”) and Ron Morrison, an individual (“Employee”).

WHEREAS, the Company and Employee entered into an Employment Agreement effective as of January 1, 2014 with a term expiring on December 31, 2014, and an Addendum to Employment Agreement extending the term of the Employment Agreement to December 31, 2015 (collectively, the “Employment Agreement”);

WHEREAS, Section 2.1 of the Employment Agreement provides that the term may be extended by the mutual agreement of Employer and Employee;

WHEREAS, the parties desire to extend the term of the Employment Agreement to December 31, 2017; and

WHEREAS, Section 17 of the Employment Agreement provides that the Employment Agreement may not be amended or modified except by written instrument signed by both parties.

NOW, THEREFORE, it is hereby agreed as follows:

1.             Section 2.1 of the Employment Agreement shall be stricken in its entirety and replaced with the following:

“The term of this Agreement shall be through December 31, 2017, unless extended by the mutual written agreement of Employer and Employee.”

2.             Except as amended hereby, the Employment Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

3.             Section 15 (Governing Law) and Section 20 (Counterparts; Facsimile Signatures) of the Employment Agreement are herein incorporated by this reference.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

IMPAC MORTGAGE HOLDINGS, INC.		EMPLOYEE

By:	/s/ Joseph Tomkinson	/s/ Ron Morrison
Name:	Joseph Tomkinson	Ron Morrison
Title:	Chief Executive Officer